GOLDMAN SACHS TRUST

Institutional and Administration Shares of the

Goldman Sachs Limited Maturity Obligations Fund

(the “Fund”)

Supplement dated May 17, 2016 to the

Statement of Additional Information dated July 29, 2015, as supplemented (the “SAI”)

Effective June 16, 2016, the section of the Fund’s SAI entitled “Investment Restrictions—Non-Fundamental Investment Restrictions” is hereby replaced in its entirety by the following:

        In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

(1)	Invest more than 10% of the Fund’s total assets in illiquid investments, including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act;

(2)	Purchase additional securities if the Fund’s borrowings (excluding covered mortgage dollar rolls and such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities) exceed 5% of its net assets; and

(3)	Make short sales of securities, except short sales against-the-box.

This Supplement should be retained with your SAI for future reference.

LIMSAIPOLSTK 05-16